Eaton Corporation plc
2015 Annual Report on Form 10-K
Item 15(b)
Exhibit 21
Subsidiaries of Eaton Corporation plc
Eaton is publicly held and has no parent corporation. Eaton’s subsidiaries as of December 31, 2015, and the state or country in which each was organized, are as follows:

Consolidated Subsidiaries (A)	Where Organized
Illumination Management Solutions, Inc.	California
Eaton Energy Solutions, Inc.	Colorado
Aeroquip International Inc.	Delaware
Bussmann International Holdings, LLC	Delaware
Bussmann International, Inc.	Delaware
CBE Services, Inc.	Delaware
Cooper B-Line, Inc.	Delaware
Cooper Bussmann, LLC	Delaware
Cooper Crouse-Hinds MTL, Inc.	Delaware
Cooper Crouse-Hinds, LLC	Delaware
Cooper Electrical International, LLC	Delaware
Cooper Enterprises LLC	Delaware
Cooper Finance USA, Inc.	Delaware
Cooper Industries International, LLC	Delaware
Cooper Industries Middle East, LLC	Delaware
Cooper Industries Poland, LLC	Delaware
Cooper Industries Vietnam, LLC	Delaware
Cooper Industries, LLC	Delaware
Cooper Interconnect, Inc.	Delaware
Cooper Lighting, LLC	Delaware
Cooper Notification, Inc.	Delaware
Cooper Power Systems, LLC	Delaware
Cooper Technologies Company	Delaware
Eaton Aerospace LLC	Delaware
Eaton Asia Investments Corporation	Delaware
Eaton Electric Holdings LLC	Delaware
Eaton Holding International LLC	Delaware
Eaton Hydraulics LLC	Delaware
Eaton Industrial Corporation	Delaware
Eaton Industries (Philippines), LLC	Delaware
Eaton International Corporation	Delaware
Eaton Worldwide LLC	Delaware
EIC Holding GP I	Delaware
EIC Holding GP II	Delaware
EIC Holding GP III	Delaware
EIC Holding GP IV	Delaware
EIC Holding I LLC	Delaware
EIC Holding II LLC	Delaware
EIC Holding III LLC	Delaware
EIC Holding IV LLC	Delaware
EIC Holding V LLC	Delaware
EIC Holding VI LLC	Delaware

Consolidated Subsidiaries (A)	Where Organized
Intelligent Switchgear Organization LLC	Delaware
McGraw-Edison Development Corporation	Delaware
MTL Instruments LLC	Delaware
MTL Partners II, Inc.	Delaware
MTL Partners, Inc.	Delaware
Standard Automation & Control LP	Delaware
Vickers International Inc.	Delaware
Viking Electronics, Inc.	Delaware
Wright Line Holding, Inc.	Delaware
Wright Line LLC	Delaware
Azonix Corporation	Massachusetts
WPI-Boston Division, Inc.	Massachusetts
Eaton Ann Arbor LLC	Michigan
Cannon Technologies, Inc.	Minnesota
Cooper Wheelock, Inc.	New Jersey
RTK Instruments Limited Liability Company	New Jersey
Cooper Wiring Devices, Inc.	New York
Ephesus Lighting, Inc.	New York
Chagrin Highlands III Limited	Ohio
Eaton (US) LLC	Ohio
Eaton Aeroquip LLC	Ohio
Eaton CHB LLC	Ohio
Eaton Corporation	Ohio
Eaton Holding II LLC	Ohio
Eaton Holding LLC	Ohio
Eaton II (US) LLC	Ohio
Eaton Leasing Corporation	Ohio
Eaton US Holdings, Inc.	Ohio
Sure Power, Inc.	Oregon
Eaton Industries (Argentina) S.A.	Argentina
Cooper Electrical Australia Pty. Limited	Australia
Eaton Industries Pty. Ltd.	Australia
Elpro Technologies Pty. Limited	Australia
CTI-VIENNA Gesellschaft zur Prüfung elektrotechnischer Industrieprodukte GmbH	Austria
Eaton Holding (Austria) G.m.b.H.	Austria
Eaton Holding G.m.b.H.	Austria
Eaton Industries (Austria) G.m.b.H.	Austria
Eaton Holding SRL	Barbados
Eaton Electric SPRL	Belgium
Eaton Filtration BVBA	Belgium
Eaton Industries (Belgium) BVBA	Belgium
Cambridge International Insurance Company Ltd.	Bermuda
Cooper Finance Group Ltd.	Bermuda
Cooper Investment Group Ltd.	Bermuda
Eaton Industries Holdings Ltd.	Bermuda
Saturn Insurance Company Ltd.	Bermuda
Aeroquip do Brasil Ltda.	Brazil
Blinda Industria e Comercio Ltda.	Brazil
Bussmann do Brasil Ltda.	Brazil

Consolidated Subsidiaries (A)	Where Organized
Cooper Power Systems do Brasil Ltda.	Brazil
Eaton Ltda.	Brazil
Eaton Power Solution Ltda.	Brazil
Hernis Scan System do Brasil Comercio E Servicos LTDA	Brazil
Moeller Electric Ltda.	Brazil
Moeller Industria de electro-electronicos do Amazonas Ltda.	Brazil
Digital Lighting Holdings Limited	British Virgin Islands
Phoenixtec International Corp.	British Virgin Islands
Senyuan International Investments Limited	British Virgin Islands
Silver Light International Limited	British Virgin Islands
Winner Hydraulics Ltd.	British Virgin Islands
Eaton Industries EOOD	Bulgaria
Aeroquip-Vickers Canada, Inc.	Canada
Cooper Finance (Canada) L.P.	Canada
Cooper Industries (Canada) Inc.	Canada
Cooper Industries (Electrical) Inc.	Canada
Cooper Industries Holdings (Canada) Inc.	Canada
Cyme International T & D Inc.	Canada
Eaton ETN Offshore Company	Canada
Eaton ETN Offshore II Company	Canada
Eaton Industries (Canada) Company	Canada
Fifth Light Technology Ltd.	Canada
Aeroquip Financial Ltd.	Cayman Islands
Cooper Colombia Investments, Ltd.	Cayman Islands
Cooper Netherlands Investments, Ltd.	Cayman Islands
Cooper Switzerland Investments, Ltd.	Cayman Islands
Cutler-Hammer Electrical Company	Cayman Islands
Cutler-Hammer Industries Ltd.	Cayman Islands
Eaton Holding I Limited	Cayman Islands
Eaton Holding II Limited	Cayman Islands
Eaton Holding III Limited	Cayman Islands
Georgetown Financial Services Ltd.	Cayman Islands
Green Holding Company	Cayman Islands
Senyuan International Holdings Limited	Cayman Islands
Eaton Industries (Chile) S.p.A.	Chile
Beijing Internormen-Filter Ltd. Co.	China
Cooper (Ningbo) Electric Co., Ltd.	China
Cooper Edison (Pingdingshan) Electronic Technologies Co., Ltd.	China
Cooper Electric (Changzhou) Co., Ltd.	China
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Shanghai Power Capacitor Co., Ltd.	China
Cooper Xi'an Fusegear Co., Ltd.	China
Cooper Yuhua (Changzhou) Electric Equipment Manufacturing Co., Ltd.	China
Digital Lighting (Dong Guan) Co., Ltd.	China
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Fu Li An Electronics Co., Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Eaton (China) Investments Co., Ltd.	China

Consolidated Subsidiaries (A)	Where Organized
Eaton Electrical (Zhongshan) Co., Ltd.	China
Eaton Electrical Equipment Co., Ltd.	China
Eaton Electrical Ltd.	China
Eaton Filtration (Shanghai) Co. Ltd.	China
Eaton Fluid Power (Shanghai) Co., Ltd.	China
Eaton Hydraulics (Luzhou) Co., Ltd.	China
Eaton Hydraulics (Ningbo) Co., Ltd.	China
Eaton Hydraulics Systems (Jining) Co., Ltd.	China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.	China
Eaton Industries (Jining) Co., Ltd	China
Eaton Industries (Shanghai) Co., Ltd.	China
Eaton Industries (Wuxi) Co. Ltd.	China
Eaton Power Quality (Shanghai) Co., Ltd.	China
Eaton Senstar Automotive Fluid Connector (Shanghai) Co., Ltd.	China
Eaton Truck and Bus Components (Shanghai) Co., Ltd.	China
Funke+Huster (Tianjin) Electronics Co. Ltd.	China
Guangzhou Nittan Valve Co. Ltd.	China
Kaicheng Funke+Huster (Tangshan) Mining Electrical Co. Ltd.	China
Lian Zheng Electronics (Shenzhen) Co., Ltd.	China
Moeller Electric (Shanghai) Co., Ltd.	China
Phoenixtec Electronics (Shenzhen) Co., Ltd.	China
Santak Electronics (Shenzhen) Co., Ltd.	China
Shanghai Eaton Engine Components Co., Ltd.	China
UPE Electronics (Shenzhen) Co., Ltd.	China
Cooper Industries Colombia S.A.S.	Columbia
Eaton Industries (Colombia) S.A.S.	Columbia
Eaton Electrical S.A.	Costa Rica
Eaton Electric s.r.o.	Czech Republic
Eaton Elektrotechnika s.r.o.	Czech Republic
Eaton Industries s.r.o.	Czech Republic
Eaton Electric ApS	Denmark
Eaton Filtration (Denmark) ApS	Denmark
Cutler-Hammer, SRL	Dominican Republic
Eaton Industries (Egypt) LLC	Egypt
Eaton Holec OY	Finland
Eaton Power Quality OY (Finland)	Finland
Cooper Capri S.A.S.	France
Cooper Menvier France SARL	France
Cooper Securite S.A.S.	France
Eaton France Holding S.A.S.	France
Eaton Industries (France) S.A.S.	France
Eaton Power Quality S.A.S.	France
Eaton S.A.S.	France
Eaton Technologies S.A.	France
Martek Power F SAS	France
MP Group SAS	France
MTL Instruments SARL	France
Sefelec SAS	France
Semelec SAS	France

Consolidated Subsidiaries (A)	Where Organized
CEAG Notlichtsysteme GmbH	Germany
Cooper Crouse-Hinds GmbH	Germany
Cooper Germany Holdings GmbH	Germany
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Holdings GmbH	Germany
Cooper Investments Verwaltungsgesellschaft GmbH	Germany
Eaton Electric G.m.b.H.	Germany
Eaton Electrical IP G.m.b.H. & Co. KG	Germany
Eaton Germany G.m.b.H.	Germany
Eaton GmbH & Co. KG	Germany
Eaton Holding SE & Co. KG	Germany
Eaton Industrial IP G.m.b.H. & Co. KG	Germany
Eaton Industries G.m.b.H.	Germany
Eaton Industries Holding G.m.b.H.	Germany
Eaton Production International G.m.b.H.	Germany
Eaton Protection Systems IP G.m.b.H. & Co. KG	Germany
Eaton Safety IP G.m.b.H. & Co. KG	Germany
Eaton SE	Germany
Eaton Technologies G.m.b.H.	Germany
Eaton Technologies IP G.m.b.H. & Co. KG	Germany
FHF Bergbautechnik GmbH & Co. KG	Germany
FHF Funke+Huster Fernsig GmbH	Germany
FHF New World GmbH	Germany
Funke+Huster GmbH	Germany
GeCma Components electronic GmbH	Germany
Hein Moeller Stiftung G.m.b.H.	Germany
Institute for International Product Safety G.m.b.H.	Germany
Martek Power GmbH	Germany
MTL Instruments GmbH	Germany
Sefelec GmbH	Germany
Cooper Univel S.A.	Greece
Digital Lighting Co., Limited	Hong Kong
Eaton Enterprises Limited	Hong Kong
Eaton Power Quality Limited	Hong Kong
Martek Power Limited	Hong Kong
Riseson International Limited	Hong Kong
Scoremax Limited	Hong Kong
Silver Victory Hong Kong Limited	Hong Kong
Tai Ah Electrical Ltd.	Hong Kong
Vickers Systems Limited	Hong Kong
Cooper Bussmann Hungaria Kft.	Hungary
Eaton Enterprises (Hungary) Kft.	Hungary
Eaton Industries KFT	Hungary
Cooper India Private Limited	India
Eaton Fluid Power Limited	India
Eaton India Innovation Center LLP	India
Eaton Industrial Systems Private Limited	India
Eaton Industries Private Limited	India
Eaton Power Quality Private Limited	India

Consolidated Subsidiaries (A)	Where Organized
Eaton Technologies Private Limited	India
Internormen Filters Private Limited	India
MTL Instruments Private Limited	India
The Oxalis Protection Technology India Private Limited	India
PT. Eaton Industries	Indonesia
PT. Fluid Sciences Batam	Indonesia
Abeiron III Limited	Ireland
Cooper Industries	Ireland
Cooper Industries Trading Limited	Ireland
Eaton Capital	Ireland
Eaton Finance (Ireland) Limited	Ireland
Eaton Industries (Ireland) Ltd.	Ireland
Tractech (Ireland) Limited	Ireland
Tractech Industries (Ireland) Limted	Ireland
TT (Ireland) Acquisition Limited	Ireland
Eaton Industries (Israel) Ltd.	Israel
Cooper Csa Srl	Italy
Eaton Filtration (Italy) S.r.l.	Italy
Eaton Fluid Power S.r.l.	Italy
Eaton Industries (Italy) S.r.l.	Italy
Eaton S.r.l.	Italy
Gitiesse S.r.l.	Italy
MTL Italia Srl	Italy
Cooper Industries Japan K.K.	Japan
Eaton Electric (Japan) Ltd.	Japan
Eaton Filtration Ltd.	Japan
Eaton Industries (Japan) Ltd.	Japan
Eaton Japan Co., Ltd.	Japan
Cooper Korea Ltd.	Korea
Eaton Industries (Korea) Limited	Korea
Shinhwa Takahashi Precision Co., Ltd.	Korea
Eaton Electric S.I.A.	Latvia
Aeroquip-Vickers International S.a.r.L.	Luxembourg
Cooper International Holdings S.a.r.l.	Luxembourg
Cooper Investment Group S a.r.l.	Luxembourg
Cooper Offshore Holdings S.a.r.l.	Luxembourg
Eaton Controls (Luxembourg) S.a.r.l.	Luxembourg
Eaton Finance S.a.r.l.	Luxembourg
Eaton Holding II S.a.r.l.	Luxembourg
Eaton Holding III S.a.r.l.	Luxembourg
Eaton Holding IV S.a.r.l.	Luxembourg
Eaton Holding IX S.a.r.l.	Luxembourg
Eaton Holding S.a.r.l.	Luxembourg
Eaton Holding V S.a.r.l.	Luxembourg
Eaton Holding VI S.a.r.l.	Luxembourg
Eaton Holding VIII S.a.r.l.	Luxembourg
Eaton Holding X S.a.r.l.	Luxembourg
Eaton Holding XII B.V./S.a.r.l.	Luxembourg
Eaton Industries (Luxembourg) B.V./S.a.r.l.	Luxembourg

Consolidated Subsidiaries (A)	Where Organized
Eaton Moeller S.a.r.l.	Luxembourg
Eaton Services S.a.r.l.	Luxembourg
Eaton Technologies (Luxembourg) S.a.r.l.	Luxembourg
Martek Power SA	Luxembourg
Cooper Industries Malaysia SDN BHD	Malaysia
Eaton Industries Sdn. Bhd.	Malaysia
ETN Asia International Limited	Mauritius
ETN Holding 1 Limited	Mauritius
ETN Holding 2 Limited	Mauritius
ETN Holding 3 Limited	Mauritius
Arrow-Hart, S. de R.L. de C.V.	Mexico
Bussmann, S. de R.L. de C.V.	Mexico
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper Crouse-Hinds, S. de R.L. de C.V.	Mexico
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices de Mexico, S.A de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Eaton Controls, S. de R.L. de C.V.	Mexico
Eaton Enterprises, S. de R.L. de C.V.	Mexico
Eaton Industries, S. de R.L. de C.V.	Mexico
Eaton Solutions, S. de R.L. de C.V.	Mexico
Eaton Technologies, S. de R.L. de C.V.	Mexico
Eaton Trading Company, S. de R.L. de C.V.	Mexico
Eaton Truck Components, S. de R.L. de C.V.	Mexico
Electromanufacturas, S de R.L. de C.V.	Mexico
Iluminacion Cooper de las Californias, S de R.L. de C.V.	Mexico
Martek Power S.A. de C.V.	Mexico
Eaton Electric S.a.r.l.	Morocco
Eaton Industries (Morocco) LLC	Morocco
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Industries Global B.V.	Netherlands
Cooper Safety B.V.	Netherlands
Eaton B.V.	Netherlands
Eaton C.V.	Netherlands
Eaton Holding (Netherlands) B.V.	Netherlands
Eaton Holding I B.V.	Netherlands
Eaton Holding III B.V.	Netherlands
Eaton Holding V B.V.	Netherlands
Eaton Holding VI B.V.	Netherlands
Eaton Holding VII B.V.	Netherlands
Eaton Industries (Netherlands) B.V.	Netherlands
Eaton International B.V.	Netherlands
Eaton Moeller B.V.	Netherlands
MTL Instruments B.V.	Netherlands
Turlock B.V.	Netherlands
Eaton Industries Company	New Zealand
Eaton International Industries Nigeria Limited	Nigeria
Cooper Crouse-Hinds AS	Norway

Consolidated Subsidiaries (A)	Where Organized
Eaton Electric AS	Norway
Hernis Scan Systems A/S	Norway
Eaton Industries Panama S.A.	Panama
Eaton Industries SAC	Peru
Eaton Automotive Components Spolka z.o.o.	Poland
Eaton Automotive Spolka z.o.o.	Poland
Eaton Automotive Systems Spolka z.o.o.	Poland
Eaton Electric Spolka z.o.o.	Poland
Eaton Filtration (Poland) Sp. z.o.o.	Poland
Eaton I Spolka z.o.o.	Poland
Eaton Truck Components Spolka z.o.o.	Poland
Cooper Pretronica Lda.	Portugal
Eaton Madeira SGPS Lda.	Portugal
Cooper Industries Romania SRL	Romania
Eaton Electric S.r.l.	Romania
Eaton Electro Productie S.r.l.	Romania
Cooper Industries Russia LLC	Russia
Eaton LLC	Russia
Eaton II LP	Scotland
Eaton III LP	Scotland
Eaton Industries LP	Scotland
Eaton IV LP	Scotland
Eaton LP	Scotland
Eaton Manufacturing LP	Scotland
Eaton Electric d.o.o.	Serbia
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Hernis Scan Systems - Asia Pte. Ltd.	Singapore
Oxalis Asia Pacific Pte Ltd	Singapore
Eaton Electric s.r.o.	Slovak Republic
Eaton Electric (South Africa) Pty Ltd.	South Africa
Eaton Hydraulics (Proprietary) Limited	South Africa
Eaton Truck Components (Proprietary) Ltd.	South Africa
Aeroquip Iberica S.L.	Spain
Cooper Crouse-Hinds, S.A.	Spain
Eaton Industries (Spain) S.L.	Spain
Productos Eaton Livia S.L.	Spain
Eaton Holec AB	Sweden
Eaton Power Quality AB	Sweden
Ultronics Nordic Sales AB	Sweden
Eaton Automation G.m.b.H	Switzerland
Eaton Automation Holding G.m.b.H.	Switzerland
Eaton Industries II G.m.b.H.	Switzerland
Eaton Industries Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing G.m.b.H.	Switzerland
Eaton Manufacturing II G.m.b.H.	Switzerland
Eaton Manufacturing III G.m.b.H.	Switzerland
Eaton Switzerland Holding I GmbH	Switzerland
Eaton Switzerland Holding II GmbH	Switzerland
Centralion Industrial Inc.	Taiwan

Consolidated Subsidiaries (A)	Where Organized
Eaton Phoenixtec MMPL Co. Ltd.	Taiwan
RTE Far East Corporation	Taiwan
Eaton Electric (Thailand) Ltd.	Thailand
Eaton Electric Company Ltd.	Thailand
Eaton Industries (Thailand) Ltd.	Thailand
Martek Power Tunisie SARL	Tunisia
Eaton Elektrik Ticaret Limited Sirketi	Turkey
Polimer Hortum Teknolojileri Ticaret Limited Sirketi	Turkey
Polimer Kaucuk Sanayi ve Pazarlama A.S.	Turkey
D.P. Eaton Electric	Ukraine
Cooper Industries FZE	United Arab Emirates
Cooper Industries Healthcare Solutions FZ-LLC	United Arab Emirates
Eaton FZE	United Arab Emirates
Aphel Ltd.	United Kingdom
Aphel Technologies Ltd.	United Kingdom
Cooper (UK) Group Limited	United Kingdom
Cooper Bussmann (U.K.) Limited	United Kingdom
Cooper Controls (Watford) Limited	United Kingdom
Cooper Controls Limited	United Kingdom
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Fulleon Limited	United Kingdom
Cooper Industries UK Subco Limited	United Kingdom
Cooper Lighting and Safety Limited	United Kingdom
Cooper MEDC Limited	United Kingdom
Cooper Security Limited	United Kingdom
Eaton Controls (UK) Limited	United Kingdom
Eaton Electric Limited	United Kingdom
Eaton Electric Sales Ltd.	United Kingdom
Eaton Holding (UK) II Limited	United Kingdom
Eaton Holding Limited	United Kingdom
Eaton Industries (England) Limited	United KIngdom
Eaton Industries (U.K.) Limited	United Kingdom
Eaton Limited	United Kingdom
Eaton Power Quality Limited	United Kingdom
Eaton Power Solutions Limited	United Kingdom
Eaton Safety Limited	United Kingdom
EX Innovations Limited	United Kingdom
Martek Power Limited (UK)	United Kingdom
Measurement Technology Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
Mount Engineering Limited	United Kingdom
Ocean Technical Systems Limited	United Kingdom
Oxalis Group Limited	United Kingdom
Polaron Components Limited	United Kingdom
Redapt Engineering Co. Limited	United Kingdom
RTK Instruments Limited	United Kingdom
The MTL Instruments Group Limited	United Kingdom
Eaton Electrical, S.A.	Venezuela
(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.